                                                                      EXHIBIT 10



                       FIRST AMENDMENT TO LOAN AGREEMENT

       This First Amendment to Loan Agreement (the "First Amendment"), dated as of April 15, 1997, is made and entered into by and between Dawson Geophysical Company, a Texas corporation (the "Borrower"), and Norwest Bank Texas, N.A., a national banking association (the "Lender").

                             W I T N E S S E T H :

       WHEREAS, the Borrower and the Lender entered into that certain Loan Agreement, dated as of April 1, 1996 (as amended, renewed and extended by this First Amendment, the "Agreement");

       WHEREAS, pursuant to the terms of the Agreement, the Borrower executed, issued and delivered to the Lender (i) that certain Revolving Line of Credit Promissory Note, dated April 1, 1996, in the original principal amount of $5,000,000 and (ii) that certain Term Promissory Note, dated April 1, 1996, in the original principal amount of $6,000,000;

       WHEREAS, the Borrower has requested that the Lender (i) renew, extend and increase the principal amount of the indebtedness evidenced by the Revolving Line of Credit Promissory Note dated April 1, 1996, (ii) make available to the Borrower an additional six-year term loan facility in the principal amount of $5,000,000 and (iii) amend certain provisions of the Agreement;

       WHEREAS, the Lender is willing to amend the Agreement and provide the additional financing requested by the Borrower, but only upon and subject to the terms of the Agreement as provided therein and in this First Amendment;

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.

       All terms defined in the Agreement, and not otherwise defined in this First Amendment, shall have the meanings given them in the Agreement when used herein.

SECTION 2. AMENDMENTS TO AGREEMENT.

       (a) Section 1.1 of the Agreement is amended by deleting the defined terms "Prime Rate" and "Cash Flow", and by adding the following new defined terms:

       "EBITDA" means for any period, the revenues of the Borrower for such period from continuing operations, minus associated costs (generally excluding Interest Expense, income taxes, unallocated depreciation, depletion, and amortization and other non-cash expenses), determined in each case on a consolidated basis in accordance with generally accepted accounting principles.

       "FIXED CHARGES" means for any period, the sum (without duplication) of
(i) Interest Expense for such period, (ii) provision for cash income taxes made by the Borrower on a consolidated basis in respect of such period and (iii) scheduled payments required to be made during such period on account of principal of Debt of the Borrower.

       "INTEREST EXPENSE" means for any period, the amount of interest expense, both expensed and capitalized, of the Borrower determined on a consolidated basis in accordance with generally accepted accounting principles, for such period on the aggregate principal amount of Borrower's Debt, determined on a consolidated basis in accordance with generally accepted accounting principles.

       "PRIME RATE" shall mean that variable rate of interest per annum published in the Money Rates section of The Wall Street Journal as its "prime rate". In the event that the Money Rates section of The Wall Street Journal does not have a rate designated by it as its "prime rate," then the "Prime Rate" shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Lender as its "reference rate", "base rate", or other similar rate and which is comparable to the "Prime Rate" as described above.

       (b) Section 2.1(a) of the Agreement is amended to read in its entirety as follows:

       (a) TERM LOANS - (i) Contemporaneously with the execution and delivery hereof, Borrower shall execute and deliver to the Lender the Term Promissory
Note in the form of Exhibit A hereto in the principal amount of $6,000,000.00 (the "Term Promissory Note"). Subject to and upon the terms and conditions of this Agreement and the Term Promissory Note, Borrower may, at any time and from time to time during the period from the date hereof until December 31, 1996, request one or more Advances and borrow (without the ability to reborrow amounts prepaid under the Term Promissory Note) under the Term Promissory Note; provided, however, the cumulative aggregate principal amount of all



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

Advances under the Term Promissory Note shall not exceed $6,000,000.00. The Term Promissory Note, including the loans evidenced thereby, is a multiple advance term loan facility and shall not be construed as a revolving line of credit as reborrowings are not permitted. The Term Promissory Note shall be stated to mature seven years from the date of such note and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Term Promissory Note. Principal and interest on the Term Promissory Note shall be payable in the manner and on the dates specified therein.

       (ii) Contemporaneously with the execution and delivery hereof, Borrower shall execute and deliver to the Lender the Term Promissory Note in the form of Exhibit A-1 hereto in the principal amount of $5,000,000.00 (the "Second Term Promissory Note"). Subject to and upon the terms and conditions of this Agreement and the Second Term Promissory Note, Borrower may, at any time and from time to time during the period from the date hereof until April 15, 1998, request one or more Advances and borrow (without the ability to reborrow amounts prepaid under the Second Term Promissory Note) under the Second Term Promissory Note; provided, however, the cumulative aggregate principal amount of all Advances under the Second Term Promissory Note shall not exceed $5,000,000.00. The Second Term Promissory Note, including the loans evidenced thereby, is a multiple advance term loan facility and shall not be construed as a revolving line of credit as reborrowings are not permitted. The Second Term Promissory Note shall be stated to mature six years from the date of such note and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Second Term Promissory Note. Principal and interest on the Second Term Promissory Note shall be payable in the manner and on the dates specified therein.

       (c) Section 2.1(b) of the Agreement is amended to read in its entirety as follows:

       (b) Contemporaneously with the execution and delivery hereof, Borrower shall execute and deliver to the Lender the Revolving Line of Credit Promissory
Note in the form of Exhibit B hereto in the maximum principal amount of $6,000,000.00 (the "Revolving Line of Credit Promissory Note"). Subject to and upon the terms and conditions of this Agreement and the Revolving Line of Credit Promissory Note, Borrower may request one or more Advances and borrow, prepay and reborrow at any time and from time to time under the Revolving Line of Credit Promissory Note; provided, however, the aggregate principal amount of all Advances outstanding at any one time under the Revolving Line of Credit Promissory Note shall never exceed the lesser of (i) $6,000,000.00 or (ii) the Borrowing Base then in effect. The Revolving Line of Credit Promissory Note shall be stated to mature on April 15, 1999 and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Revolving

Line of Credit Promissory Note. Principal and interest on the Revolving Line of Credit Promissory Note shall be payable in the manner and on the dates specified therein.

       (d) Section 5.1(d) of the Agreement is hereby amended by deleting the reference to "Cash Flow" therein and substituting in place thereof "Fixed Charge Coverage".

       (e) Section 6.10 of the Agreement is hereby amended by deleting said
Section in its entirety and substituting in place thereof the following new
Section 6.10:

       6.10 FIXED CHARGE COVERAGE. Borrower shall not permit the ratio of (i) EBITDA to Fixed Charges to be less than 1.25 to 1.0 for each moving three-month period (each such period a "Test Period") ending on the date such ratio is to be calculated, with the first such calculation to be made and dated as of May 31, 1997, followed by a similar calculation at the end of each succeeding Test Period.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

       The Borrower hereby represents and warrants to the Lender as follows:

       (a) ORGANIZATION, EXISTENCE AND GOOD STANDING OF BORROWER. Borrower is duly organized, validly existing and in good standing under the laws of its state of organization, having all corporate powers required to enter into and carry out the transactions contemplated by this First Amendment. Borrower is duly qualified, in good standing and authorized to do business in all other jurisdictions wherein the character of Borrower's operations, transaction of business or ownership of property makes such qualification necessary, except where the absence of qualification, good standing or authorization would not have a Material Adverse Effect on the business, properties or financial condition of Borrower.

       (b) AUTHORIZATION. Borrower is duly authorized and empowered to create and issue the Revolving Line of Credit Promissory Note and the Second Term Promissory Note pursuant to this First Amendment, and to execute and deliver this First Amendment, the Revolving Line of Credit Promissory Note, Second Term Promissory Note and all other instruments referred to or mentioned herein, and all action (corporate or otherwise) on Borrower's part requisite for the due execution, delivery and performance of this First Amendment, the Revolving Line of Credit Promissory Note, Second Term Promissory Note and the other Loan Papers executed and delivered in connection with this First Amendment has been duly and effectively taken.




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
       (c) ENFORCEABLE OBLIGATIONS. This First Amendment is, and the other Loan Papers to be executed in connection with this First Amendment when duly executed and delivered will be, the legal, valid and binding obligation of Borrower, enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights).

       (d) NO CONFLICTS OR CONSENTS. The execution and delivery by Borrower of this First Amendment, the Revolving Line of Credit Promissory Note and the Second Term Promissory Note, the performance by Borrower of its obligations under such Loan Papers, and the consummation of the transactions contemplated thereby, do not and will not (1) conflict with any provision of the articles of incorporation or bylaws of Borrower, or (2) except as to matters that could not reasonably be expected to have a Material Adverse Effect, result in the acceleration of any Debt owed by Borrower, or conflict with any law, statute, rule, regulation or Material Agreement, judgment, license, order or permit applicable to or binding upon Borrower or any of its properties or assets, or require the consent, approval, authorization or order of, or notice to or filing with, any Governmental Authority or third party, or result in or require the creation of any Lien upon any material assets or properties of Borrower, except as permitted in the Loan Papers.

       (e) USE OF PROCEEDS. The proceeds of the loans to be made to the Borrower shall be used by the Borrower for the following purposes:

                 (i) with respect to loans made pursuant to and evidenced by the Second Term Promissory Note, for the purchase of seismic survey equipment and machinery to be used in the ordinary course of Borrower's business; and

                 (ii) with respect to loans made pursuant to and evidenced by the Revolving Line of Credit Promissory Note, for general working capital purposes.

       The Borrower will not use any of the loan proceeds to purchase any vehicle subject to a certificate of title law of any state.

       (f) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof; and

       (g) NO EVENT OF DEFAULT. No Event of Default has occurred and is continuing (before and after giving effect to this First Amendment).

       (h) NO MATERIAL ADVERSE CHANGES. Since April 1, 1996, there have been no events, circumstances or other developments of any nature that have had a Material Adverse Effect.

SECTION 4. RATIFICATION AND AMENDMENT OF SECURITY AGREEMENT.

       The Borrower hereby (i) ratifies and confirms in all respects all of the terms, provisions and covenants of that certain Security Agreement, dated as of April 1, 1996, between the Borrower and the Lender (the "Security Agreement"), including, without limitation, the grant and conveyance to the Lender of Bank Liens in and to Collateral (as defined in the Security Agreement); (ii) acknowledges and agrees that all of the Notes, including the Second Term Promissory Note, are now and shall remain subject to all of the terms and provisions of the Security Agreement and that the security interests and Bank Liens in and to the Collateral now secure and shall continue to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligation; and (iii) represents and warrants that the representations and warranties contained in Section 3 of the Security Agreement are true and correct as of the date hereof as though made on and as of the date of this First Amendment.

SECTION 5. CONDITIONS PRECEDENT.

       This First Amendment shall be effective only upon satisfaction of the following conditions precedent:

       (a) the Lender shall have received the Second Term Promissory Note in the form of Exhibit A-1 hereto, executed and delivered by a duly authorized officer of Borrower;

       (b) the Lender shall have received the Revolving Line of Credit Promissory Note in the form of Exhibit B hereto, executed and delivered by a duly authorized officer of Borrower;

       (c) the Lender shall have received counterparts of this First Amendment duly executed and delivered by the Borrower;

       (d) no Event of Default shall have occurred and be continuing as of the date of this First Amendment, both before and after giving effect to this First Amendment;

       (e) the Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this First Amendment and the other Loan Papers to be entered into in connection herewith, and (ii) the additional borrowings contemplated by this First Amendment, such resolutions to be certified by its Secretary or Assistant Secretary as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and such certificate shall be in form and substance satisfactory to the Lender;

       (f) the Lender shall have received the favorable opinion of counsel for Borrower covering the matters requested by Lender; and

       (g) the Lender shall have received such other agreements, documents, certificates and instruments as Lender may require.

SECTION 6. NO OTHER AMENDMENTS; RATIFICATION.

       Except as expressly amended and modified by this First Amendment, all of the provisions and covenants of the Agreement, all exhibits thereto and all other Loan Papers are and shall continue to remain in full force and effect in accordance with the terms thereof and all of such provisions, covenants, exhibits and Loan Papers are hereby ratified and confirmed by the Borrower as of the date of this First Amendment as if the Agreement were executed as of the date of this First Amendment.

SECTION 7. COUNTERPARTS.

       This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8. GOVERNING LAW.

       THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.




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SECTION 9. GLOBAL AMENDMENT OF LOAN PAPERS.

       All of the Loan Papers are hereby modified wherever necessary or appropriate, and even though not specifically addressed herein, so as to conform to the amendments to the Agreement as set forth herein, and the Borrower covenants to observe, comply with and perform each and all of the terms and provisions of the Loan Papers, as modified hereby. Each Loan Paper is hereby amended so that any reference in each such Loan Paper to the Agreement shall mean a reference to the Agreement as amended hereby.

       Without limiting the generality of the foregoing paragraph:

       (a) all references to the "Notes" appearing in the Agreement and in the Security Agreement shall mean and be deemed to include the Term Promissory Note, Second Term Promissory Note and the Revolving Line of Credit Promissory Note; and

       (b) the references to "Term Promissory Note" in Sections 1.1, 2.2, 2.7, 3.2, 4.10, 5.4 and 5.12 of the Agreement shall be deemed to include and constitute separate references to each of the Term Promissory Note and the Second Term Promissory Note, and the provisions of each such Section shall apply to the Second Term Promissory Note with full force and effect as if express reference to the Second Term Promissory Note were contained in each such Section.

       THIS FIRST AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date and year first above written.




                                             NORWEST BANK TEXAS, N.A., a
                                               national banking association



                                             By: /s/ Mark D. McKinney
                                                -----------------------------
                                                 Mark D. McKinney, Senior
                                                   Vice President



                                             DAWSON GEOPHYSICAL COMPANY



                                             By: /s/ L. Decker Dawson
                                                -----------------------------
                                                L. Decker Dawson, President

                                  EXHIBIT A-1

                              TERM PROMISSORY NOTE

$5,000,000.00                                                   April 15, 1997

       FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, DAWSON GEOPHYSICAL COMPANY, a Texas corporation ("Borrower"), hereby promises and agrees to pay to the order of NORWEST BANK TEXAS, N.A, a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount outstanding hereunder, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) the Prime Rate in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Term Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Highest Lawful Rate, as the case may be. Notwithstanding the foregoing, if at any time the Prime Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approximately equals the amount of interest which would have accrued hereon if the Prime Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued hereon is less than the amount of interest which would have accrued if the Prime Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Prime Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. All of the past-due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate. Interest calculations may be made ten days prior to any interest installment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten-day period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

       This Note is the Term Promissory Note referred to in the Loan Agreement, dated as of April 1, 1996, as amended by that certain First Amendment to Loan Agreement, dated as of the date hereof (as the same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

       Subject to the terms hereof and of the Loan Agreement, from the date of this Note until April 15, 1998, the Lender will make Advances and Subsequent Advances under this Note in accordance with the provisions of the Loan Agreement. The aggregate principal amount of all such Advances as may be made by the Lender to the Borrower under this Note shall never exceed Five Million and No/100 Dollars ($5,000,000.00).

       The principal of this Note shall be due and payable (a) in seventy-one consecutive monthly installments of $69,400.00 each (the "Monthly Payment Amount"), with the first such installment being due and payable on May 15, 1997, and a like installment being due and payable on the fifteenth day of each succeeding calendar month to and including March 15, 2003; provided that, if on the due date of any such monthly installment the principal amount then outstanding on this Note is less than the Monthly Payment Amount, such lesser amount shall be due and payable on such installment due date, and (b) one final installment in an amount equal to all unremaining unpaid principal and accrued and unpaid interest on this Note shall be due and payable on April 15, 2003. Interest, computed on the unpaid balance of this Note, shall be due and payable as it accrues, on the same dates as, but in addition to, the installments of principal. All payments and prepayments shall be applied first to accrued interest, the balance to principal. If partial prepayments are applied to principal, installments of principal shall continue as scheduled. All past due principal and interest shall bear interest at the lesser of the Prime Rate plus two percent (2%) or the Highest Lawful Rate.

       This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interest were granted and the rights of the holder of this Note with respect thereto.

       Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

       Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or
(c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.

       It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligation to Lender (or, to the extent that the principal amount of the Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligation (or, to the extent that the principal amount of such Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

       To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to Lender for the purpose of determining the Highest Lawful Rate, the applicable rate ceiling under such Article shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law.

       This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.




                                               DAWSON GEOPHYSICAL COMPANY



                                               By: /s/ L. Decker Dawson
                                                  -----------------------------
                                                  L. Decker Dawson, President

                                   EXHIBIT B

                    REVOLVING LINE OF CREDIT PROMISSORY NOTE

$6,000,000.00                                                   April 15, 1997

       FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, DAWSON GEOPHYSICAL COMPANY, a Texas corporation ("Borrower"), hereby promises and agrees to pay to the order of NORWEST BANK TEXAS, N.A., a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) or, if less, the aggregate unpaid principal amount outstanding hereunder, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) the Prime Rate in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Revolving Line of Credit Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Highest Lawful Rate, as the case may be. Notwithstanding the foregoing, if at any time the Prime Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approximately equals the amount of interest which would have accrued hereon if the Prime Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued hereon is less than the amount of interest which would have accrued if the Prime Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Prime Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. All of the past-due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate. Interest calculations may be made ten days prior to any interest installment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten-day period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

       This Note (i) is given in renewal, extension and increase in principal amount, but not in extinguishment, of that certain Revolving Line of Credit Promissory Note, dated April 1, 1996, in the original principal amount of $5,000,000, and (ii) is the Revolving Line of Credit Promissory Note referred to in the Loan Agreement, dated as of April 1, 1996, as amended by that certain First Amendment to Loan Agreement, dated as of the date hereof (as the same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

       Advances and Subsequent Advances under this Note shall be made in accordance with the provisions of the Loan Agreement. Subject to the terms hereof and of the Loan Agreement, Borrower may borrow, repay and reborrow at any time and from time to time under this Note; provided, however, that the principal sum outstanding hereunder at any one time shall never exceed the lesser of $6,000,000.00 or the Borrowing Base then in effect.

       Interest on the outstanding principal balance of this Note shall be due and payable monthly on the fifteenth day of each calendar month, commencing May 15, 1997. The then outstanding principal balance of this Note and all accrued and unpaid interest shall be due and payable on April 15, 1999.

       This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interest were granted and the rights of the holder of this Note with respect thereto.

       Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

       Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or
(c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.

       It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligation to Lender (or, to the extent that the principal amount of the Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be canceled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligation (or, to the extent that the principal amount of such Obligation shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

       To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to Lender for the purpose of determining the Highest Lawful Rate, the applicable rate ceiling under such Article shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law.

       This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.


                                                DAWSON GEOPHYSICAL COMPANY




                                                By: /s/ L. Decker Dawson
                                                   ---------------------------
                                                   L. Decker Dawson, President





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